Exhibit 10.15

[*]: THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), made by way of deed May 31, 2012, among NCL CORPORATION LTD., a Bermuda company with its registered office as of the date hereof at Cumberland House, 1 Victoria Street, Hamilton HM 11, Bermuda, as Parent, PRIDE OF HAWAII, LLC, a Delaware limited liability company with its registered office as of the date hereof at Corporate Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, United States of America, as Borrower, certain lenders party to the Credit Agreement referred to below on the date hereof (the “Lenders”) constituting the Required Lenders, COMMERZBANK AKTIENGESELLSCHAFT, as Hermes Agent, KFW IPEX-BANK GMBH, as Facility Agent and Collateral Agent, NORDEA BANK NORGE ASA, as Documentation Agent, and DEUTSCHE SCHIFFSBANK AKTIENGESELLSCHAFT, DNB BANK ASA, HSBC BANK PLC, KFW IPEX-BANK GMBH and NORDEA BANK NORGE ASA, as Joint Lead Arrangers.

W I T N E S S E T H:

WHEREAS, the Parent, the Borrower, the Lenders, the Facility Agent and the Hermes Agent, among others, are parties to a credit agreement dated November 18, 2010 and amended November 29, 2011 (the “Credit Agreement”);

WHEREAS, the Borrower, through one of its Subsidiaries, desires to purchase the vessel m.v. [*], and has requested the consent of the Lenders to amend Section 10.11 of the Credit Agreement to exempt the indebtedness incurred for financing the vessel m.v. [*] from the subordination arrangements contained in such Section 10.11; and

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement as herein provided.

NOW, THEREFORE, it is agreed:

I.	Interpretation

1. Save as defined in this Amendment, words and expressions defined in the Credit Agreement shall have the same meanings in this Amendment. In this Amendment, “Amendment Effective Date” shall have the meaning given to that term in Clause IV, Section 6.

2. Section 14.16 (Third Party Rights) of the Credit Agreement shall be deemed to be incorporated into this Amendment save that references in Section 14.16 (Third Party Rights) of the Credit Agreement to “this Agreement” shall be construed as references to this Amendment (and ignoring the reference to the “Other Creditors” and “Section 4.05”).

II.	Agreement of Parties

1. Pursuant to the terms of the Credit Agreement, each party hereto agrees and consents to the amendments to the Credit Agreement contemplated by this Amendment.

2. Each of the parties hereto agrees and acknowledges that, save as amended by this Amendment, the Credit Agreement and each Credit Document to which it is a party shall continue in full force and effect.

3. Each of the Credit Parties agrees that the guarantee and indemnity contained in section 15.01 (Guaranty and Indemnity) of the Credit Agreement shall, on and after the Amendment Effective Date (as defined below), continue in full force and effect and extend to the liabilities and obligations of each Credit Party under the Credit Agreement and the other Credit Documents (as amended and restated from time to time) including as varied, amended, supplemented or extended by this Amendment.

4. Each of the Credit Parties confirms that:

a.	its obligations arising under the Credit Agreement, as amended by this Amendment constitute secured obligations (howsoever defined); and

b.	the security interests created under any Security Document:

i.	continue in full force and effect; and

ii.	extend to the liabilities and obligations of the Credit Parties under any Security Document, subject to the limitations set out in the relevant Security Documents.

5. Each Credit Party shall, at the request of the Facility Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Amendment.

III.	Amendments to the Credit Agreement

1. With effect from the Amendment Effective Date, Section 1.01 of the Credit Agreement will be amended by adding the following new definition in correct alphabetical order:

“Sky Vessel” shall mean [*] presently owned by the Sky Vessel Seller, and registered in the Sky Vessel Seller’s name under the laws and flag of the Commonwealth of the Bahamas.

“Sky Vessel Indebtedness” shall mean the financing arrangements in relation to the acquisition of the Sky Vessel in an amount of up to [*] on the terms set forth in the fully executed memorandum of agreement related to the sale of the Sky Vessel, dated on or around May 30, 2012 (as amended from time to time with the consent of the Lenders as required pursuant to Section 10.11).

“Sky Vessel Seller” shall mean [*].

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2. With effect from the Amendment Effective Date, Section 6.07 of the Credit Agreement will be amended by deleting the text “is in full force and effect on terms” appearing in said Section and inserting the text “has not changed and is” in lieu thereof.

3. With effect from the Amendment Effective Date, Section 10.03(iii) of the Credit Agreement will be amended by inserting the text “(or parent company of the Parent)” immediately following the text “Capital Stock of the Parent” appearing in said Section.

4. With effect from the Amendment Effective Date, Section 10.11 of the Credit Agreement will be deleted and the following text will be inserted in lieu thereof:

“10.11 Subordination of Indebtedness.

Other than the Sky Vessel Indebtedness, (i) the Parent shall procure that any and all of its Indebtedness with any other Credit Party and/or any shareholder of the Parent is at all times fully subordinated to the Credit Document Obligations and (ii) the Parent shall not make or permit to be made any repayments of principal, payments of interest or of any other costs, fees, expenses or liabilities arising from or representing Indebtedness with any shareholder of the Parent. Upon the occurrence of an Event of Default, the Parent shall not make any repayments of principal, payments of interest or of any other costs, fees, expenses or liabilities arising from or representing Indebtedness with any other Credit Party (including, for the avoidance of doubt, the Sky Vessel Indebtedness); provided that, notwithstanding anything set forth in this Agreement to the contrary, the consent of the Lenders will be required for any (I) prepayment of the Sky Vessel Indebtedness in advance of the scheduled repayments set forth in the memorandum of agreement referred to in the definition of Sky Vessel Indebtedness and (II) amendment to the memorandum of agreement referred to in the definition of Sky Vessel Indebtedness to the extent that such amendment involves a material change to terms of the financing arrangements set forth therein that is adverse to the interests of either the Parent or the Lenders (including, without limitation, any change that is adverse to the interests of either the Parent or the Lenders (i) in the timing and/or schedule of repayment applicable to such financing arrangements by more than five Business Days or (ii) in the interest rate applicable to such financing arrangements).”.

IV.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Amendment:

a.	the Borrower hereby represents and warrants that no Default or Event of Default exists as of the Amendment Effective Date or will exist immediately after giving effect to this Amendment on such date; and

b.	each of the Credit Parties jointly and severally:

i.	makes the representations and warranties to the Lenders on the terms set out in Section 8 (Representations and Warranties) of the Credit Agreement as if such Section was set out in full in this Amendment and as if references to “this Agreement” in and as of the Amendment Effective Date that Section were references to this Amendment; and

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ii.	represents and warrants that it has not amended or varied any of its constitutional documents since the date such documents were delivered to the Facility Agent pursuant to Section 5.03 (Corporate Documents; Proceedings; etc.) of the Credit Agreement and that such documents remain true and accurate and in full force and effect.

The representations and warranties in this Clause IV are made on the Amendment Effective Date.

2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

3. Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Credit Documents, and all rights of the Lenders and the Agents and all of the Obligations under each of the Credit Documents, shall remain in full force and effect.

4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterpart when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

5. THIS AMENDMENT AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT ARE GOVERNED BY ENGLISH LAW. THE COURTS OF ENGLAND HAVE EXCLUSIVE JURISDICTION TO SETTLE ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT (INCLUDING A DISPUTE RELATING TO THE EXISTENCE, VALIDITY OR TERMINATION OF THIS AMENDMENT OR ANY NON-CONTRACTUAL OBLIGATION ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT) (A “DISPUTE”). THE PARTIES HERETO AGREE THAT THE COURTS OF ENGLAND ARE THE MOST APPROPRIATE AND CONVENIENT COURTS TO SETTLE DISPUTES AND ACCORDINGLY NO PARTY HERETO WILL ARGUE TO THE CONTRARY. THIS SECTION 5 IS FOR THE BENEFIT OF THE LENDERS, AGENTS AND SECURED CREDITORS. AS A RESULT, NO SUCH PARTY SHALL BE PREVENTED FROM TAKING PROCEEDINGS RELATING TO A DISPUTE IN ANY OTHER COURTS WITH JURISDICTION. TO THE EXTENT ALLOWED BY LAW, THE LENDERS, AGENTS AND SECURED CREDITORS MAY TAKE CONCURRENT PROCEEDINGS IN ANY NUMBER OF JURISDICTIONS.

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WITHOUT PREJUDICE TO ANY OTHER MODE OF SERVICE ALLOWED UNDER ANY RELEVANT LAW, EACH CREDIT PARTY (OTHER THAN A CREDIT PARTY INCORPORATED IN ENGLAND AND WALES): (I) IRREVOCABLY APPOINTS EC3 SERVICES LIMITED, HAVING ITS REGISTERED OFFICE AT 51 EASTCHEAP, LONDON, EC3M 1JP, AS ITS AGENT FOR SERVICE OF PROCESS IN RELATION TO ANY PROCEEDINGS BEFORE THE ENGLISH COURTS IN CONNECTION WITH THIS AMENDMENT AND (II) AGREES THAT FAILURE BY AN AGENT FOR SERVICE OF PROCESS TO NOTIFY THE RELEVANT CREDIT PARTY OF THE PROCESS WILL NOT INVALIDATE THE PROCEEDINGS CONCERNED. IF ANY PERSON APPOINTED AS AN AGENT FOR SERVICE OF PROCESS IS UNABLE FOR ANY REASON TO ACT AS AGENT FOR SERVICE OF PROCESS, THE PARENT (ON BEHALF OF ALL THE CREDIT PARTIES) MUST IMMEDIATELY (AND IN ANY EVENT WITHIN FIVE DAYS OF SUCH EVENT TAKING PLACE) APPOINT ANOTHER AGENT ON TERMS ACCEPTABLE TO THE FACILITY AGENT. FAILING THIS, THE FACILITY AGENT MAY APPOINT ANOTHER AGENT FOR THIS PURPOSE.

EACH PARTY TO THIS AMENDMENT EXPRESSLY AGREES AND CONSENTS TO THE PROVISIONS OF THIS SECTION 5.

6. In this Amendment, the “Amendment Effective Date” means the date on which the Facility Agent confirms in writing to the Borrower and the Lenders that the following conditions have been satisfied:

(i) the Parent, the Borrower, the Hermes Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com);

(ii) the Facility Agent shall have received from Paul, Weiss, Rifkind, Wharton & Garrison LLP, Cox Hallett Wilkinson and Cains (or, in each case, another counsel reasonably acceptable to the Facility Agent), special New York counsel, special Bermudian counsel and special Isle of Man counsel, respectively, to the Credit Parties, an opinion addressed to the Facility Agent and each of the Lenders and dated the Amendment Effective Date, in each case in form and substance reasonably satisfactory to the Facility Agent;

(iii) the Facility Agent shall have received from White & Case LLP (or another counsel reasonably acceptable to the Facility Agent), special English counsel to the Documentation Agent for the benefit of the Joint Lead Arrangers, an opinion addressed to the Facility Agent (for itself and on behalf of the Lenders) and the Collateral Agent (for itself and on behalf of the Secured Creditors) dated the Amendment Effective Date in form and substance reasonably satisfactory to the Facility Agent;

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(iv) the Borrower shall have paid to each of the Lenders party to this Amendment a non-refundable work fee of [*]; provided that (I) a Lender which is the provider of any other loan or other facility to the Borrower or any other member of the NCLC Group shall only be entitled to receive one (1) such fee of [*] in connection with this Amendment and any similar amendment to such other loans or other facilities and (II) notwithstanding any provision of this Amendment or the Credit Agreement to the contrary, no Lender shall be required to share with the other Lenders, the Facility Agent, the Collateral Agent, the Documentation Agent and/or the Hermes Agent any such work fee received;

(v) the Borrower shall have paid to the Facility Agent and each Lender all costs, fees and expenses and other compensation payable to the Facility Agent or such Lender in connection with this Amendment and/or the Credit Agreement to the extent then due and invoiced at least one Business Day prior to the Amendment Effective Date (including, without limitation, the fees and expenses of White & Case LLP); and

(vi) the Facility Agent shall have received a copy of the fully executed memorandum of agreement related to the sale of the vessel m.v. [*], which memorandum of agreement will be in form and substance reasonably satisfactory to the Facility Agent (it being understood that the draft memorandum of agreement distributed to the Lenders on May 24, 2012 is satisfactory, without regard to any modification thereto).

7. From and after the Amendment Effective Date, all references in the Credit Agreement to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*        *        *

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as a deed on the date first above written. Signed as a deed for and on behalf of NCL CORPORATION LTD., a Bermuda company, as

Parent and Guarantor, by         Howard Flanders         and         Daniel S. Farkas        , being persons who, in accordance with the laws

                                                              full name of person signing                         full name of person signing

of that territory, are acting under the authority of the company.

/s/ Howard Flanders
Authorized signatory

/s/ Daniel S. Farkas
Authorized signatory

[Second Amendment to Jade Credit Agreement]

Signed as a deed on behalf of PRIDE OF HAWAII, LLC, a Delaware limited liability company, as Borrower, by
Kevin M. Sheehan	and	Daniel S. Farkas	, being persons who, in accordance with the laws of that territory,
full name of person signing		full name of person signing
are acting under the authority of the company.

/s/ Kevin M. Sheehan
Authorized signatory

/s/ Daniel S. Farkas
Authorized signatory

[Second Amendment to Jade Credit Agreement]

Signed as a deed on behalf of KFW IPEX-BANK GMBH, a bank organized under the laws of Germany, individually and as Facility Agent, Collateral Agent and a Joint Lead Arranger, by         Claudia Schlipsing         and Claudia Wenzel         , being persons

                                                                                                                                full name of person signing                   full name of person signing

who, in accordance with the laws of that territory, are acting under the authority of the bank.

/s/ Claudia Schlipsing
Authorized signatory

/s/ Claudia Wenzel
Authorized signatory

[Second Amendment to Jade Credit Agreement]

Signed as a deed on behalf of NORDEA BANK NORGE ASA, a bank organized under the laws of Norway, individually and as Documentation Agent and a Joint Lead Arranger, by         Arne Berglund         and         René Kjølsrud        , being persons who, in

                                                                                                                       full name of person signing                       full name of person signing

accordance with the laws of that territory, are acting under the authority of the bank.

/s/ Arne Berglund
Authorized signatory

/s/ René Kjølsrud
Authorized signatory

[Second Amendment to Jade Credit Agreement]

Signed as a deed on behalf of DNB BANK ASA, a bank organized under the laws of Norway, individually and as a Joint Lead Arranger, by     Kjerstin R. Braathen     and                                     , being a person who, in accordance with the laws of that territory,

                                full name of person signing                    full name of person signing

is acting under the authority of the bank.

/s/ Kjerstin R. Braathen
Authorized signatory

Authorized signatory

[Second Amendment to Jade Credit Agreement]

Signed as a deed on behalf of DEUTSCHE SCHIFFSBANK AKTIENGESELLSCHAFT, a bank organized under the laws of Germany, individually and as a Joint Lead Arranger, by Claas Ringleben                     and Stefan Ochs                     , being persons

                                                                                                                                  full name of person signing                          full name of person signing

who, in accordance with the laws of that territory, are acting under the authority of the bank.

/s/ Claas Ringleben
Authorized signatory

/s/ Stefan Ochs
Authorized signatory

[Second Amendment to Jade Credit Agreement]

Executed as a deed by HSBC BANK PLC, individually and as a Joint Lead Arranger, acting by Mark Looi , an authorized signatory, in the presence of:	/s/ Mark Looi
Signature of Authorized Signatory

Authorized Signatory
Bagyasree Nambron
Signature of Witness
Name of Witness
/s/ Bagyasree Nambron
Address of Witness:
HSBC Bank PLC
8 Canada Square
London El4 5HQ
Occupation of Witness:
Employee of HSBC Bank PLC

[Second Amendment to Jade Credit Agreement]

Signed as a deed on behalf of COMMERZBANK AKTIENGESELLSCHAFT, a bank organized under the laws of Germany, as Hermes Agent, by Claas Ringleben                     and Stefan Ochs                    , being persons who, in accordance with the laws of that

                                            full name of person signing                          full name of person signing

territory, are acting under the authority of the bank.

/s/ Claas Ringleben
Authorized signatory

/s/ Stefan Ochs
Authorized signatory

[Second Amendment to Jade Credit Agreement]